SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report June 30, 1999

                        AMERICAN NATIONAL BANKSHARES INC.
             (Exact name of registrant as specified in its charter)

         Virginia                  0-12820                   54-1284688
----------------------------     -------------            -------------------
(State or other jurisdiction     (Commission              (IRS Employer
    of incorporation)             File Number)            Identification No.)

         628 Main Street
----------------------------------------
         Danville, Virginia                                  24541
----------------------------------------                  ----------
(Address of principal executive offices)                  (Zip Code)

                                 (804)-792-5111
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


ITEM 5.  OTHER EVENTS

On June 15, 1999, the Board of Directors of American National Bankshares Inc. voted to authorize a 2 for 1 stock split effected in the form of a 100 percent stock dividend. The dividend will be distributed on July 15, 1999 to shareholders of record July 1, 1999.

NASDAQ has determined that the corporation's shares of common stock will trade ex-dividend on July 16, 1999.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       American National Bankshares Inc.


Date - June 30, 1999                   By:  /s/ T. Allen Liles
                                            -------------------------
                                            Senior Vice-President and
                                            Secretary-Treasurer